UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
_________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 13, 2024
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Amprius Technologies, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-41314	98-1591811
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1180 Page Ave Fremont, California	94538
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (800) 425-8803
N/A
(Former Name or Former Address, if Changed Since Last Report)
_________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	AMPX	The New York Stock Exchange
Redeemable warrants, each exercisable for one share of common stock at an exercise price of $11.50	AMPX.W	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modifications to Rights of Security Holders.

Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 8.01 Other Events.

On May 13, 2024, Amprius Technologies, Inc. (the “Company”) and Continental Stock Transfer & Trust Company entered into an amendment (such amendment, the “Warrant Agreement Amendment”) to that certain Warrant Agreement, dated as of March 1, 2022 (the “Warrant Agreement”), pursuant to which the cash exercise price of the Company’s public warrants to purchase shares of the Company’s common stock and the Company’s private placement warrants to purchase shares of the Company’s common stock, each at an exercise price of $11.50 per warrant (collectively, the “Offering Warrants”), was temporarily reduced to $1.10 per Offering Warrant if the Offering Warrants are exercised pursuant to the terms of the Offer to Exercise Warrants to Purchase Common Stock of Amprius Technologies, Inc., dated May 13, 2024 (together with any amendments or supplements thereto, the “Offer to Exercise”), which the Company filed with the Securities and Exchange Commission as an exhibit to the Company’s Schedule TO, dated May 13, 2024. The Offer to Exercise began on May 13, 2024 and will end at 5:00 p.m. (Eastern Time) on June 11, 2024, subject to potential extensions by the Company in its sole discretion (the “Expiration Date”). At the Expiration Date, Offering Warrants may no longer be exercised for cash at the reduced cash exercise price of $1.10 per Offering Warrant. Other than as set forth above, the terms of the Offering Warrants set forth in the Warrant Agreement remain unmodified and in full force and effect.

The foregoing description of the Warrant Agreement Amendment is qualified in its entirety by reference to the Warrant Agreement Amendment, a copy of which is attached as Exhibit 4.1 and incorporated by reference herein.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description

4.1
First Amendment to Warrant Agreement, dated as of May 13, 2024, by and between the Company and Continental Transfer & Trust Company (incorporated by reference to Exhibit (d)(2) the Company’s Schedule TO filed with the SEC on May 13, 2024 (File No. 005-93595).

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMPRIUS TECHNOLOGIES, INC.

Date: May 13, 2024	By:	/s/ Sandra Wallach
Name: Sandra Wallach
Title: Chief Financial Officer